Exhibit 99.2

NEWS RELEASE
Construction Partners, Inc. Announces Promotion of
Jule Smith to Chief Operating Officer

DOTHAN, AL, August 7, 2020 – Construction Partners, Inc. (NASDAQ: ROAD) (the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways across five southeastern states, today announced the promotion of F. Julius (“Jule”) Smith, III, a Senior Vice President of the Company, to the newly created role of Chief Operating Officer, effective October 1, 2020. Mr. Smith has led Fred Smith Company, the Company’s North Carolina subsidiary, for more than nine years. As Chief Operating Officer, Mr. Smith will be charged with driving the development of the organization and overseeing day-to-day operations of the Company.

Charles E. Owens, the Company’s President and Chief Executive Officer, stated, “We are pleased to promote Jule to our new Chief Operating Officer position. As a former owner, Jule has continued to lead Fred Smith Company, our North Carolina subsidiary that we acquired in 2011. He has decades of experience and a proven track record as a respected leader within our organization and in his community. Jule has significantly contributed to our senior management team and successfully executed the company’s strategy in North Carolina. With the expansion of our organization in recent years, we see this position as vital to our future growth and success. This new role strengthens our organizational structure and allows us to effectively manage today’s business, while focusing and executing on our long-term growth strategy. We expect Jule’s leadership, experience, and vision to enhance our organization.”

“I am excited to serve as Construction Partners’ Chief Operating Officer and look forward to working with our talented management team to lead the Company forward,” said Smith. “With our dedicated, hardworking employees, I believe we are well-positioned to continue to execute on our strategic plan and I am optimistic about the future of our industry.”

Ned N. Fleming, III, the Company’s Executive Chairman, stated, “Jule is an extremely talented operator and executive that brings tremendous leadership skills and a deep understanding of the business, and our growth strategy, to this new role. He has led significant growth within our company since joining us nearly a decade ago. The Board has great confidence in him and our entire senior leadership team to continue executing our business model as a consolidator in a fragmented industry while driving long-term growth and value creation.”

Mr. Smith, 51, has more than 25 years of construction management experience. Since 1992, he held various positions of increasing responsibility within Fred Smith Company. In 2004, Mr. Smith joined the United States Navy Reserve, receiving a direct commission as a Supply Corps Officer. Smith is active in state and local industry groups and in the Raleigh, North Carolina community, having served in numerous roles for the Carolina Asphalt Paving Association and the Carolinas AGC (a construction trade association), and on the Board of Directors for the North Carolina Chamber of Commerce, North State Bank, and St. David’s School. Mr. Smith earned his Master of Business Administration and Bachelor of Arts degrees from Wake Forest University.

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating across five southeastern states, with 35 hot-mix asphalt plants, nine aggregate facilities and one liquid asphalt terminal. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The majority of the Company’s public projects are maintenance-related. Private sector projects include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits to the Company of a personnel decision and the future performance of the Company’s business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:

Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600